UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2011

PARK ELECTROCHEMICAL CORP.
(Exact Name of Registrant as Specified in Charter)

New York	1-4415	11-1734643
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 South Service Road, Melville,	New York	11747
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code (631) 465-3600

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Park Electrochemical Corp. (the "Company") issued a news release on March 15, 2011 reporting that a significant amount of the raw materials used to produce its products are sourced from suppliers and manufacturers based in Japan and stating that due to the difficulty in obtaining meaningful information regarding the conditions in Japan, the Company can not at this time provide more information about the impact of the Japanese earthquake and tsunami on its suppliers in Japan and that the Company continues to investigate and evaluate the status and condition of its suppliers in Japan and to assess the potential impact to the Company of the earthquake and tsunami. A copy of such news release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

99.1 News Release dated March 15, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK ELECTROCHEMICAL CORP.

Date: March 16, 2011	By:	/s/ David R. Dahlquist
Name: David R. Dahlquist
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Number
Exhibit	Description	Page

99.1	News Release dated March 15, 2011	5